Significant Accounting Policies	6 Months Ended
Jun. 30, 2015
Significant Accounting Policies (Abstract)
Significant Accounting Policies
2.	Significant Accounting Policies

A discussion of the Partnership's significant accounting policies can be found in the Partnership's Consolidated Financial Statements. There have been no changes to these policies in the six month period ended June 30, 2015.

Recent accounting pronouncements: On May 28, 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No 2014-09, Revenue From Contracts With Customers, which outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance. This standard is effective for public entities with reporting periods beginning after December 15, 2016. Early adoption is not permitted. The Partnership is currently evaluating the impact, if any, of the adoption of this new standard.
In April 2015, the FASB issued ASU 2015-03 Simplifying the Presentation of Debt Issuance Costs. To simplify presentation of debt issuance costs, the amendments in this update require that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by the amendments in this update. This standard is effective for public entities with reporting periods beginning after December 15, 2015. Early adoption is permitted.  The Partnership believes that the implementation of this standard will only affect the presentation of debt issuance costs which will be shown as a direct deduction of the related debt instead of under non-current assets in the accompanying balance sheets and has not elected the early adoption.